SUPPLEMENT DATED NOVEMBER 22, 1995
                                      TO
                       PROSPECTUS DATED MAY 2, 1988
                     CML ACCUMULATION ANNUITY ACCOUNT E

     On or about December 1, 1995, Connecticut Mutual Life Insurance Company ("CML") and several other applicants intend to file an application with the Securities and Exchange Commission seeking an order approving the substitution of shares issued by Oppenheimer Variable Accounts Funds ("OVAF") representing interests in OVAF's Bond Fund for shares representing interests in the Income Portfolio of Connecticut Mutual Financial Services Series Fund I, Inc. ("CMFSSF") currently held by CML Accumulation Annuity Account E ("Account E"). To the extent required by law, approvals of such substitution will also be obtained from the state insurance regulators in certain jurisdictions. The effect of such a share substitution would be to replace the CMFSSF Income Portfolio with the OVAF Bond Fund as the investment under the variable annuity contracts described in your May 2, 1988 prospectus.

     The proposed substitution has come about as an indirect result of an Agreement and Plan of Merger between CML and Massachusetts Mutual Life Insurance Company, ("MML"), pursuant to which CML would merge with and into MML. Upon consummation of the Merger, the separate existence of CML would cease and MML would continue its corporate existence under its current name. In addition, Account E would become a separate account of MML. It is currently anticipated that this Merger would occur during the first three months of 1996. If the approvals described above are obtained, MML currently intends to carry out the proposed substitution within several months of the Merger of CML with and into MML. If the Merger does not occur, the proposed substitution will not be carried out.

    If approved by the SEC and appropriate state insurance regulators, MML would carry out the proposed substitution by redeeming the CMFSSF shares described above and purchasing with the proceeds, OVAF shares as described above. If carried out, the proposed substitution would result in the involuntary reinvestment of contractowners' cash values, in the CMFSSF Income Portfolio in the OVAF Bond Fund.

     The investment objectives of the OVAF Bond Fund are summarized below. Contractowners should carefully read the prospectus for the Bond Fund. MML will send each contractowner a copy of this prospectus before the proposed substitution is carried out.

    OVAF Bond Fund seeks a high level of current income from investments in high-yield, fixed income securities rated "Baa" or better by Moody's or "BBB" or better by Standard & Poor's. As a secondary objective, the Bond Fund seeks capital growth when consistent with its primary objective.